UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2022
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INSPIRE MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38468	26-1377674
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5500 Wayzata Blvd., Suite 1600
Golden Valley, Minnesota 55416
(Address of principal executive offices) (Zip Code)

(844) 672-4357
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	INSP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

On June 15, 2022, Inspire Medical Systems, Inc. (the “Company”) entered into a Third Amendment (the “Amendment”) to the Loan and Security Agreement, dated as of August 7, 2015, as amended, by and between the Company and Oxford Finance LLC (the “Existing Loan Agreement” and including the Amendment, the “Loan Agreement”).

The Amendment, among other things, modifies the terms of the Existing Loan Agreement to: (1) exempt Inspire Medical Systems Europe GmbH (“GmbH”), the Company’s newly created German subsidiary, from the subsidiary joinder requirements in the Existing Loan Agreement, (2) provide certain limitations on the assets that may be held by GmbH and require that the aggregate net income received by GmbH in excess of certain annual limits be transferred to the Company and (3) increase the exemption from the control agreement requirement for certain foreign bank accounts, including foreign bank accounts to be held by GmbH.

Other than as set forth above, the Loan Agreement continues to be subject to the same affirmative covenants and negative covenants as previously disclosed.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The foregoing disclosure in Item 1.01 concerning the Company’s direct financial obligations under the Loan Agreement is incorporated by reference into this Item 2.03.

Item 9.01.     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Third Amendment to the Loan and Security Agreement, dated as of June 15, 2022, by and between Inspire Medical Systems, Inc. and Oxford Finance LLC.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIRE MEDICAL SYSTEMS, INC.

Date:	June 22, 2022	By:	/s/ Bryan K. Phillips
Bryan K. Phillips
Sr. Vice President, General Counsel

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